SHORT TERM DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Current
Bank loans, overdrafts and financial institution loans	$ 45	$ 2,591
Principal amount currently outstanding on the debt instrument	530	531
Current portion of long term senior notes and loans	2,431	1,158
Debt, Current, Total	$ 3,006	$ 4,280
Debt Current Additional Information
Weighted average interest rate	1.50%	1.00%